Conversion and Reorganization	12 Months Ended
Dec. 31, 2011
Conversion And Reorganization
Conversion and Reorganization
22.	Conversion and Reorganization

On February 9, 2010, the Board of Directors of Oneida Financial, MHC (“MHC”), the Company and Oneida Savings Bank (“Bank”) adopted a Plan of Conversion and Agreement and Plan of Reorganization under the terms of which the Company undertook a “second step” conversion (the “Conversion”), and the Bank reorganized from the two-tier mutual holding company structure to the stock holding company structure. Prior to the completion of the Conversion, the MHC owned approximately 55.0% of the common stock of the Company.

In connection with the Conversion, the outstanding shares of Oneida Financial Corp owned by the MHC were sold to the depositors of Oneida Savings Bank and other public investors. Completion of the Conversion and Offering resulted in the issuance of 7,164,794 shares of common stock. A total of 3,937,500 shares were sold in the subscription, community and syndicated offerings, at $8.00 per share. An additional 3,227,294 shares were issued to the former public stockholders of the Company based upon an exchange ratio of 0.9136 new shares for each share of Oneida Financial Corp common stock held at the close of business on July 7, 2010. Common shares held by the Company’s ESOP and Recognition and Retention Plan prior the conversion were also exchanged using the conversion ratio of 0.9136. The Conversion was accounted for as a change in corporate form with no resulting change in the historical basis of the Company’s assets, liabilities and equity. Costs related to the Offering, primarily marketing fees paid to the Company’s investment banking firm, professional fees, registration fees, printing and mailing costs were $2.5 million and accordingly, net proceeds were $27.7 million. In addition, as part of the conversion and dissolution of the MHC, the Company received $36,000 of cash previously held by the MHC. As a result of the Conversion and offering, Oneida Financial Corp. was succeeded by a new, fully public, Maryland corporation with the same name and the MHC ceased to exist

Also pursuant to the plan of conversion, a liquidation account was created by the Holding Company for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders (as those terms are defined in the plan of conversion) in an amount equal to (i) the MHC’s ownership interest in the Company’s total stockholders’ equity as of the date of the latest statement of financial condition used in the prospectus plus (ii) the value of the net assets of the MHC as of the date of the latest statement of financial condition of the MHC used in the prospectus. The plan of conversion also provides the establishment of a bank liquidation account at the Bank to support the Holding Company’s liquidation account. The liquidation account is designed to provide payments to depositors of their liquidation interests in the event of a liquidation of the Holding Company and the Bank or a liquidation solely of the Bank. Specifically, in the unlikely event that either the Bank or the Holding Company and the Bank were to liquidate after the conversion, all claims of creditors, including those of depositors, would be paid first, followed by distribution to eligible depositors of their interests in the liquidation account maintained by the Holding Company.